Exhibit 10.5

Final Form

OPTION AGREEMENT

This Option Agreement (this “Agreement”) is entered into as of [●], 2021, by and between GSAM Holdings LLC, a Delaware limited liability company (the “Purchaser”), GS Acquisition Holdings Corp II, a Delaware corporation (the “Company”), and the persons named as Option Sellers on the signature pages hereto (the “Option Sellers”). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in that certain Business Combination Agreement, dated as of the date hereof, by and among the Company, Mirion Technologies (TopCo), Ltd., a Jersey private company limited by shares (“Mirion”), CCP IX LP No. 1, CCP IX LP No. 2, CCP IX Co-Investment LP and CCP IX Co-Investment No. 2 LP (the “Charterhouse Parties”), each acting by their general partner, Charterhouse General Partners (IX) Limited, and the other parties named therein (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”).

WHEREAS, reference is made to that certain Backstop Agreement, dated as of June 16, 2021 by and between the Company and the Purchaser (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Backstop Agreement”) pursuant to which the Purchaser has allocated and committed up to $125,000,000.00 to subscribe for a number of shares of New SPAC Class A Common Shares subject to the amount of Existing SPAC Common Stock that is redeemed and not withdrawn by Existing SPAC Stockholders in connection with the SPAC Special Meeting, if any; and

WHEREAS, the Purchaser is now entering into this Agreement with the Option Sellers, which Option Sellers have made a Cash Election for Shares or a Cash Election for Loan Notes pursuant to the Business Combination Agreement, whereby, in connection with the Closing of the Transactions under the Business Combination Agreement (the “BCA Closing”), the Purchaser shall have the right (the “Call Right”), but not the obligation, to purchase from such Option Sellers, on a pro rata basis based on the proportion that such Option Seller’s Seller Total Consideration bears to Total Consideration received by Option Sellers making a Cash Election for Shares or a Cash Election for Loan Notes, New SPAC Class A Common Shares issued to such Option Sellers pursuant to the Business Combination Agreement in the amount determined pursuant to Section 2(a) hereof and subject to the limitations set forth herein (the “Call Option Shares”).

NOW, THEREFORE, in consideration of the promises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchaser Call Right. From the time that the Backstop Notice (as defined in the Backstop Agreement) is delivered by the Company pursuant to the Backstop Agreement until immediately prior to the Closing (the “Call Option Period”), the Purchaser shall be entitled to exercise its Call Right to purchase from each Option Seller, on a pro rata basis based on the proportion that such Option Seller’s Seller Total Consideration bears to Total Consideration received by Option Sellers making a Cash Election for Shares or a Cash Election for Loan Notes, all or any portion of the Call Option Shares owned by such Option Seller pursuant to this Agreement. The Purchaser shall be entitled to exercise the Call Right in its sole discretion at any time during the Call Option Period by delivering written notice to the Company and the Option Sellers of its election to exercise such right in the form attached hereto as Exhibit A (a “Call Notice”).

2. Sale and Purchase.

(a) Subject to the terms and conditions hereof, at the Call Option Share Closing (as defined below), the Option Sellers shall sell to the Purchaser an aggregate number of Call Option Shares, free and clear of all liens, equal to (a) 12,500,000 minus (b) the number of shares acquired by the Purchaser pursuant to the Backstop Agreement (if any, the “Backstop Shortfall Shares”) for an aggregate purchase price equal to the product of (x) $10.00 multiplied by (y) the number of Backstop Shortfall Shares (such aggregate purchase price, the “Call Option Purchase Price”). The numbers of shares, per share amounts and purchase price of the Call Option Shares and the Call Option Purchase Price, as applicable, shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

(b) The closing of the sale of the Call Option Shares (the “Call Option Share Closing”) shall be held on the Closing Date (as defined in the Business Combination Agreement) immediately following and in connection with the BCA Closing, unless such Call Option Share Closing would require the approval of a Governmental Authority, in which case the Call Option Share Closing shall occur immediately following such approval being obtained. At the Call Option Share Closing, the Purchaser shall pay (or cause to be paid) to the Option Sellers (to the account(s) specified in writing by the Option Sellers in the Election Agreements delivered pursuant to the Business Combination Agreement) the portion of the Call Option Purchase Price attributable to the Call Option Shares purchased by the Purchaser, and each Option Seller shall sell and transfer such Person’s Call Option Shares to the Purchaser, free and clear of any lien or encumbrance pursuant to duly executed customary transfer instruments in a form acceptable to Purchaser.

(c) Delivery of Backstop Purchase Shares.

(i) The Company shall register the Purchaser as the owner of the Call Option Shares purchased by the Purchaser hereunder (individually or collectively, the “Securities”) in the register of stockholders of the Company and with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of the Call Option Share Closing.

(ii) Each register and book entry for the Call Option Shares purchased by the Purchaser hereunder shall contain a notation, and each certificate (if any) evidencing the Call Option Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(d) The Company acknowledges that Purchaser shall have registration rights with respect to the Call Option Shares as referenced in the Registration Rights Agreement that will be entered into by and among the Company, the Sponsor, the Charterhouse Parties, the Option Sellers, the Purchaser and certain other parties thereto in connection with the consummation of the Transactions (the “Registration Rights”).

(e) Notwithstanding any provision contained herein to the contrary, the Purchaser shall be entitled to deduct or withhold from any amounts otherwise payable to the Option Sellers pursuant to this Agreement such amounts as it is required to deduct or withhold with respect to the making of such payment under any provision of applicable tax law. To the extent that amounts are so withheld and properly paid over to the applicable Governmental Authority in accordance with Applicable Law, such withheld amounts shall be treated for purposes of this Agreement as having been paid to the Option Sellers, and the Purchaser shall furnish to the Option Sellers within ten (10) Business Days of such payment the original or certificated copy of a receipt issued by such Governmental Authority evidencing such payment. In the event that the Purchaser determines that any portion of a payment under this Agreement would be subject to withholding under Applicable Law, the Purchaser shall promptly notify the Option Sellers of such determination but in no event later than ten (10) days prior to the date on which such payment is due. The parties shall reasonably cooperate to eliminate or minimize any such withholding.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company and each Option Seller as follows, as of the date hereof and as of the Call Option Share Closing:

(a) Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority, including any necessary corporate or other organizational authority, to enter into and perform its obligations under this Agreement and any other instrument to be entered into, executed and delivered by or on behalf of the Purchaser in connection with the purchase of the Call Option Shares. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws. The signature of the person(s) signing on behalf of the Purchaser is binding on the Purchaser.

(c) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(d) No Governmental or other Authorization Required; Consents. Except for any filings and approvals required pursuant to the terms of the Business Combination Agreement, filings with the SEC under the Exchange Act and such other reports under, and such other compliance with, the Exchange Act as may be required in connection with this Agreement, or as may have already been obtained, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other person will be required to be obtained or made by the Purchaser in connection with the due execution, delivery and performance by the Purchaser of this Agreement.

(e) Litigation. As of the date of this Agreement, there are no Actions pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority that would prevent, materially impair or materially delay the Purchaser from performing its obligations hereunder.

(f) Restricted Securities. The Purchaser understands that the sale of the Securities to the Purchaser has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale, except pursuant to the Registration Rights. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser acknowledges that the Company filed a registration statement on Form S-1 to consummate its initial public offering with the SEC (the “IPO”). The Purchaser understands that the sale of the Securities hereunder is not, and is not intended to be, part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to such sale of the Securities.

(g) Review of Disclosed Material. The Purchaser is in receipt of and has carefully read and understands the following items (the “Disclosed Material”):

(i) the prospectus filed by the Company with the SEC to consummate its IPO (the “Prospectus”);

(ii) each filing made by the Company with the SEC following the filing of the Prospectus; and

(iii) the Business Combination Agreement (including any amendment thereto) and the New SPAC Certificate of Incorporation and New SPAC Bylaws, each of which is exhibited thereto.

(h) High Degree of Risk. The Purchaser understands that its agreement to purchase the Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment, and the Purchaser has the ability to bear the economic risks of an investment in Securities, including a complete loss of its investment. Further, the Purchaser has carefully read, considered and understands (i) any risks identified in the Disclosed Material, and (ii) the risks related to the Transactions, the Company, Mirion and the Securities, and has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the financial, taxation and legal implications, risk and consequences of the foregoing.

(i) Accredited Investor. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(j) Adequacy of Financing. The Purchaser has, or will have at the Call Option Share Closing, available to it sufficient clear funds to satisfy its obligations under this Agreement, without restriction or conditions on payment to the Option Sellers except as provided hereunder.

(k) Purchaser’s Knowledge and Skill. The Purchaser has knowledge, skill and experience in financial, business and investment matters relating to investments of this type and is capable of evaluating the merits and risks of such investment and protecting its interests in connection with the acquisition of the Securities.

(l) Own Investigations. In making its investment decision to purchase Securities, the Purchaser is relying solely on investigations made by it and its representatives and its assessment, and the assessment of any of its professional advisers, of the merits of an acquisition of Securities.

(m) No SEC Approval. The Securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company.

(n) No Other Representations or Warranties. The Purchaser acknowledges that neither the Option Sellers nor any of their representatives has made or makes any representation or warranty to the Purchaser in respect of such Option Seller or the Transactions other than, in the case of the Option Sellers, the representations and warranties contained in this Agreement.

4. Representations and Warranties of the Option Sellers. Each Option Seller hereby represents and warrants to the Purchaser as follows:

(a) Authority; Binding Obligation. If such Option Seller is an entity, such Option Seller has all requisite organizational power and authority to execute, deliver and perform this Agreement. The execution by such Option Seller of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all required limited partnership or similar corporate action on the part of such Option Seller, and no other proceedings on the part of such Option Seller are required to authorize this Agreement or to perform such Option Seller’s obligations hereunder. If such Option Seller is an individual, such Option Seller has all requisite legal capacity, power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by such Option Seller and assuming that this Agreement constitutes the legal, valid and binding obligation of the other parties thereto, constitutes the legal, valid and binding obligation of such Option Seller, enforceable against such Option Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by the bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and general principles of equity. The signature of the person(s) signing on behalf of such Option Seller is binding on such Option Seller.

(b) Ownership of Shares. Immediately following the BCA Closing, such Option Seller shall be the beneficial or record owner of the New SPAC Class A Common Shares indicated on Schedule 1 hereto, free and clear of any and all liens, mortgages, pledges, security interests, charges, claims or restrictions, other than those created by this Agreement or as disclosed on Schedule 1.

(c) No Defaults or Conflicts. Neither the execution and delivery of this Agreement, or the performance by such Option Seller of its obligations hereunder (a) results in any violation of the applicable organizational documents of such Option Seller, (b) conflicts with, or results in a breach of any of the terms or provisions of, or constitutes a default under any material agreement or instrument to which such Shareholder is a party or by which it is bound or to which the New SPAC Class A Common Shares owned of record or beneficially by such Shareholder is subject; or (c) violates any existing Applicable Law, judgment, order or decree of any Governmental Authority having jurisdiction over such Option Seller or the New SPAC Class A Common Shares owned of record or beneficially by such Shareholder.

(d) No Governmental or other Authorization Required; Consents. Except for filings with the SEC under the Exchange Act and such other reports under, and such other compliance with, the Exchange Act as may be required in connection with this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other person will be required to be obtained or made by such Option Seller in connection with the due execution, delivery and performance by such Option Seller of this Agreement.

(e) Litigation. As of the date of this Agreement, there are no Actions pending or, to the knowledge of such Option Seller, threatened against such Option Seller, before any Governmental Authority that would prevent, materially impair or materially delay such Option Seller from performing their obligations hereunder.

(f) No Other Representations or Warranties. Such Option Seller acknowledges that neither the Purchaser nor any of its representatives has made or makes any representation or warranty to such Option Seller in respect of the Purchaser or the Transactions other than the representations and warranties contained in this Agreement.

5. Trust Account. Notwithstanding anything to the contrary set forth herein, the Purchaser and the Option Sellers acknowledge that the Company has established a trust account containing the proceeds of its IPO and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). The Purchaser and each Option Seller agrees that (i) it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, and (ii) it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Agreement, and hereby irrevocably and unconditionally waives any Claim to, or to any monies in, the Trust Account that the Purchaser or the Option Sellers may have in connection with this Agreement; provided, however, that nothing in this Section 5 shall be deemed to limit Purchaser’s or the Option Sellers’ right, title, interest or claim to the Trust Account by virtue of such Purchaser’s or Option Sellers’ record or beneficial ownership of securities of the Company, including, but not limited to, any redemption right with respect to any such securities of the Company. In the event the Purchaser or any Option Seller has any Claim against the Company under this Agreement, the Purchaser and each Option Seller shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account. The Purchaser and each Option Seller agrees and acknowledges that such waiver is material to this Agreement and has been specifically relied upon by the Company to induce the Company to enter into this Agreement and the Purchaser and each Option Seller further intends and understands such waiver to be valid, binding and enforceable under Applicable Law. In the event the Purchaser or any Option Seller, in connection with this Agreement, commences any action or proceeding which seeks, in whole or in part, relief against the funds held in the Trust Account or distributions therefrom or against any of the Company’s stockholders, whether in the form of monetary damages or injunctive relief, the Purchaser and each Option Seller shall be obligated to pay to the Company all of its legal fees and costs in connection with any such action in the event that the Company prevails in such action or proceeding.

6. Closing Conditions.

(a) The obligation of the Purchaser to purchase, and the obligation of the Option Sellers to sell, the Call Option Shares at the Call Option Share Closing under this Agreement shall be subject to the fulfillment, at or prior to the Call Option Share Closing of each of the following conditions, any of which, to the extent permitted by Applicable Laws, may be waived by the Purchaser and the Option Sellers:

(i) The Transactions shall be consummated substantially concurrently with, and immediately preceding, the purchase of the Call Option Shares, provided, that, if any approval by a Governmental Authority is required in connection with the transactions contemplated hereby, the transactions contemplated hereby shall be consummated following such approval being obtained; and

(ii) No provision of Applicable Law, and no judgment, injunction, order or decree of any applicable Governmental Authority, shall prohibit the consummation of the transactions contemplated hereby.

7. Termination. This Agreement may be terminated at any time prior to the Call Option Share Closing:

(a) by written consent of each of the Option Sellers, on the one hand, and the Purchaser, on the other;

(b) automatically upon the termination of the Business Combination Agreement, as provided under the terms therein; or

(c) automatically, if the Call Option Period has ended without valid delivery by the Purchaser of the Call Option Notice.

In the event of any termination of this Agreement pursuant to this Section 7, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or any Option Seller or any of their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 7 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement. Section 7 shall survive termination of this Agreement. Section 5 shall survive termination of this Agreement.

8. General Provisions.

(a) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) If to the Purchaser, to:

GSAM Holdings LLC

200 West Street

New York, New York 10282

Attention: Thomas R. Knott, David S. Plutzer

E-mail: tom.knott@gs.com; david.plutzer@gs.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Michael J. Aiello, Brian Parness

E-mail: michael.aiello@weil.com; brian.parness@weil.com

(ii) If to the Company, to:

GS Acquisition Holdings Corp II

200 West Street

New York, New York 10282

Attention: Thomas R. Knott, David S. Plutzer

E-mail: tom.knott@gs.com; david.plutzer@gs.com

with a copy (which shall not constitute notice), (1) if prior to BCA Closing, to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Michael J. Aiello, Brian Parness

E-mail: michael.aiello@weil.com; brian.parness@weil.com

or (2) if following BCA Closing to:

Davis Polk & Wardwell LLP

1600 El Camino Real Ste. 100

Menlo Park, California 94025

Attention: Alan F. Denenberg, Stephen Salmon

E-mail:alan.denenberg@davispolk.com; stephen.salmon@davispolk.com with a copy (which copy shall not constitute notice) to:

Freshfields Bruckhaus Deringer LLP

601 Lexington Avenue, 31st Floor

New York, New York 10019

Attention: Valerie Ford Jacob

E-mail: valerie.jacob@freshfields.com

Freshfields Bruckhaus Deringer LLP

9 avenue de Messine

75008 Paris, France

Attention: Yann Gozal

E-mail: yann.gozal@freshfields.com

(iii) If to an Option Seller, to:

the address set forth on the signature page hereto .

(b) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

(c) No Third Party Beneficiaries. This Agreement shall be binding on, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, and nothing set forth in this Agreement shall be construed to confer upon or give any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Purchaser or the Option Sellers to enforce, this Agreement.

(d) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Notwithstanding the foregoing, the Purchaser may assign and delegate all or a portion of its rights to purchase the Call Option Shares to one or more other persons upon the consent of each of the Option Sellers (which consent shall not be unreasonably conditioned, withheld or delayed); provided, however, that no consent of the Option Sellers shall be required if such assignment or delegation is to an Affiliate, employee, partner or client of Purchaser or its Affiliates; provided, further, that no such assignment or delegation shall relieve the Purchaser of its obligations hereunder (including its obligation to purchase the Call Option Shares) and the Option Sellers shall be entitled to pursue all rights and remedies against the Purchaser in respect its obligations subject to the terms and conditions hereof. Any purported assignment or assumption of this Agreement or any right or obligation hereunder in contravention of this Section 5(e) shall be void ab initio.

(f) Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

(g) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(h) Governing Law. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

(i) Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, “Chosen Courts”), in connection with any matter based upon or arising out of this Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7(a) and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 7(i), a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(j) Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

(k) Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l) Expenses. The parties will each be responsible for their costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company will be responsible for all fees and expenses incurred in connection with transfer agents, stamp taxes and all of The Depository Trust Company’s fees associated with the resale of the Call Option Shares.

(m) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(n) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(o) Specific Performance; Enforcement. Each party agrees that irreparable damage may occur to the other parties hereto in the event any provision of this Agreement is not performed by such party in accordance with the terms hereof and that the other parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without a requirement to post bond or any other security. This Agreement may be enforced only by the parties to this Agreement, and no person that is not a party to this Agreement shall have any right to enforce this Agreement.

(p) Further Assurances. Each party will, at the request of the other party, promptly take all actions, and execute and deliver all other agreements and documents, which may be reasonably required to give effect to the terms of and the transactions contemplated by this Agreement, including using reasonable best efforts to obtain any Governmental Approvals required to effect the Call Option Closing.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

GSAM HOLDINGS LLC

By:
Name:
Title:

GS ACQUISITION HOLDINGS CORP II

By:
Name:
Title:

OPTION SELLERS:
[●]

By:
Name:
Title:
Address:

[●]

By:
Name:
Title:
Address:

[●]

By:
Name:
Title:
Address:

Schedule 1

Option Seller	New SPAC Class A Common Shares
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]

Exhibit A

Call Notice

(see attached)

FORM OF CALL NOTICE

[PURCHASER HEADER]

[ADDRESS]

[DATE]

[OPTION SELLER ADDRESS]

Re: Call Notice

Ladies and Gentlemen:

Reference is made to that certain Option Agreement (the “Agreement”), dated as of [●], 2021. Each capitalized term used but not defined herein has the meaning given to it in the Agreement.

The Purchaser hereby exercises its Call Right under the Agreement to purchase [●] of your New SPAC Class A Common Shares.

If you have any questions, please contact [CONTACT] at [EMAIL].

Sincerely,

GSAM HOLDINGS LLC

By:
Name: [●]
Title: [●]

Copy:

[NAME]

[ADDRESS]

Attention: [NAME]

Email: [EMAIL]

[NAME]

[ADDRESS]

Attention: [NAME]

Email: [EMAIL

[NAME]

[ADDRESS]

Attention: [NAME]

Email: [EMAIL

[NAME]

[ADDRESS]

Attention: [NAME]

Email: [EMAIL